Exhibit 99.3

Rally and Americas Technology Acquisition Corp. Announce Joint Investor Call and Presentation

New York and Dallas, Texas – June 7, 2022 – Rally Communitas Corp. (the Company or “Rally”), a leading technology company for mass mobility in the United States doing business under the “Rally” and “OurBus” brands, and Americas Technology Acquisition Corp., a special purpose acquisition company (“ATA”) (NYSE: ATA, ATA.WS, ATA.U), today announced a joint investor call and corporate presentation are available for viewing via webcast and accessible on both ATA’s website at https://atacspac.com and Rally’s website at https://about.rally.co/investor-resources that discuss in detail the previously announced proposed business combination. ATA will also include a copy of the presentation as an exhibit to a Current Report on Form 8-K to be filed by ATA with the SEC, which will be available on the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements which may be deemed as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Rally’s industry and market sizes, financial condition and performance of Pubco, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the transaction, the satisfaction of closing conditions to the transaction, potential level of redemptions of ATA’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Pubco, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of the management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the management’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in ATA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Pubco; the risk that the transaction may not be completed by ATA's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ATA; inability to meet the closing conditions to the business combination, including the occurrence of any event, change, legal proceedings instituted against Rally or against ATA related to the business combination agreement or the management team, or other circumstances that could give rise to the termination of the business combination agreement; the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of ATA’s shareholders and the receipt of certain governmental and regulatory approvals; changes in Pubco’s capital structure; redemptions exceeding a maximum threshold or the failure to maintain the listing of ATA's securities or failure of Pubco to meet The New York Stock Exchange’s initial listing standards in connection with the consummation of the contemplated transactions; costs related to the transactions contemplated by the business combination agreement and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; a delay or failure to realize the expected benefits from the proposed business combination agreement transaction including Rally’s ability to effectively develop and successfully market new products, solutions and services, and to effectively address cost reductions and other changes in its industry; risks related to disruption of management’s time from ongoing business operations due to the proposed business combination transaction; changes in the middle mile mobility markets in which Rally competes, including with respect to its competitive landscape, technology evolution or the impact of regulatory changes on solutions, services, labor matters, international economic, political, legal, compliance and business factors; developments and uncertainties in domestic and foreign trade policies and regulations, and other regulations which may cause contractions or affect growth rates and cyclicality of markets Rally serve; disruptions relating to war, terrorism, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events; changes in domestic and global general economic conditions; risk that Rally may not be able to execute its growth strategies; security breaches or other disruptions of Rally information technology systems or violations of data privacy laws; Rally’s inability to adequately protect its intellectual property; risks related to the ongoing COVID-19 pandemic and response, including new variants of the virus; the pace of recovery in the markets in which Rally operates; global supply chain disruptions and potential staffing shortages at potential customers which may have a trickle-down effect on Rally; the risk that Rally may not be able to develop and maintain effective internal controls; changes in interest rates; increased competition and the ability to generate sufficient cash to fulfill obligations; loss of certain key officers; loss of continued relationships with customers or bus operators; and Pubco’s success at managing the foregoing items. The forward-looking statements are based upon management’s beliefs and assumptions. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 discussed above and other documents filed by ATA and Pubco from time to time with the SEC. Rally and ATA caution that the foregoing list of factors is not exclusive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the management’s control. All information set forth herein speaks only as of the date hereof in the case of information about ATA and Rally or the date of such information in the case of information from persons other than ATA or Rally, and except to the extent required by applicable law, we disclaim any intention or obligation to update or revise any forward-looking statements as a result of new information, future events and developments or otherwise occurring after the date of this communication. Forecasts and estimates regarding Rally’s industry and markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Neither ATA nor Rally gives any assurance that either of them or the combined company will meet expectations.

About Rally

Rally is a Mass Mobility as a Service company that has mobilized millions of riders with innovations designed to meet the needs of surge demand and middle mile travel challenges.

Rally’s premier product is the bus rideshare which aggregates individuals going to large events, creating bus trips on-demand. Their algorithms automatically route together crowdsourced bus stops to create productive routes. Additionally, Rally’s “OurBus” product disrupts regularly scheduled intercity bus travel by utilizing data science to create optimized intercity routes and automating the business of buses.

Rally does not own or operate any buses and employs no drivers or mechanics.

About Americas Technology Acquisition Corp. (ATA)

Americas Technology Acquisition Corp. is a blank check company (SPAC) organized for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Visit https://atacspac.com for more information.

Contacts

Investor Contact

Shannon Devine

MZ Group North America

203-741-8811

RLLY@mzgroup.us